Easterly
Government Properties Inc.

UNITED STATES COURTHOUSE

Supplemental Information Package First Quarter 2015 EXHIBIT 99.2

Disclaimers
Forward-looking Statement
We make statements in this Supplemental Information Package that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities
Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,”
“believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions and include our guidance with respect to FFO.  We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are
including in this Supplemental Information Package for purposes of complying with those safe harbor provisions.  These forward-
looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made.  Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved.  Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation: risks associated with our dependence on the U.S. Government and its agencies for substantially all of our revenues; risks associated with ownership and development of real estate; decreased rental rates or increased vacancy rates; loss of key personnel; general volatility of the capital and credit markets and the market price of our common stock; the risk we may lose one or more major tenants; failure of acquisitions or development projects to yield anticipated results; risks associated with actual or threatened terrorist attacks; intense competition in the real estate market that may limit our ability to attract or retain tenants or re-lease space; insufficient amounts of insurance or exposure to events that are either uninsured or underinsured; uncertainties and risks related to adverse weather conditions, natural disasters and climate change; exposure to liability relating to environmental and health and safety matters; limited ability to dispose of assets because of the relative illiquidity of real estate investments and the nature of our assets; exposure to litigation or other claims; risks associated with breaches of our data security; risks associated with our indebtedness; and other risks and uncertainties detailed in the “Risk
Factors” section of our Form 10-K for the year ended December 31, 2014 filed with the Securities and Exchange Commission.  In addition, our anticipated qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership.  We assume no obligation to update publicly any forward looking statements, whether as a result of new information, future events or otherwise.
Ratings
Ratings are not recommendations to buy, sell or hold the Company’s securities.
The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended March 31, 2015 that will be released on Form 10-Q to be filed on or about
May 12, 2015.

Supplemental Definitions
Annualized lease income
annualized straight line rent adjustments for the last month in such period and the annualized expense reimbursements earned by us for the last month in such period.
Fully diluted basis
operating partnership, or common units, the full vesting of all restricted stock units and the exchange of all outstanding LTIP units in our operating partnership for shares of common stock on a one-for-one basis, which is not the same as the meaning of “fully diluted”
under GAAP.
Funds From Operations (FFO)
as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from debt restructuring, sales of properties and real estate related impairment charges, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.
Pro Forma Full Quarter
is defined as the annualized contractual base rent for the last month in a specified period, plus the assumes the exchange of all outstanding common units representing limited partnership interests in our defined under the White Paper approved by the Board of Governors of NAREIT, as amended, represents a pro forma full quarter’s operations based on the financial results of the 49 days of operations.
is

Table of Contents
Overview
Corporate Information and Analyst Coverage 5
Executive Summary 6
Highlights 7
Corporate Financials
Income Statement 11
Balance Sheet 12
Cash NOI 13
EBITDA, FFO and CAD 14
Debt
Debt Schedules 15
Debt Maturities 16
Properties
Property Overview 17
Tenants 18
Lease Expirations 19

Corporate Information and Analyst Coverage
(Q1 2015)
Corporate Information
Corporate Headquarters Stock Exchange Listing                               Investor Relations
2101 L Street NW        New York Stock Exchange                              Evelyn Infurna
Suite 750             ICR, Inc.
Washington, DC 20037 Ticker
202-595-9500 NYSE:DEA
Equity Research Coverage
Citigroup
Michael Bilerman / Emmanuel Korchman
212-816-1383 / 212-816-1382
Any opinions, estimates, forecasts or predictions regarding Easterly Government Properties’ performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Easterly Government Properties or its management. Easterly Government Properties does not by its reference above or distribution imply its endorsement of or concurrence with such opinions, estimates, forecasts or predictions.
Note: Definitions for commonly used terms in this Supplemental Information Package are on page 3 ‘Supplemental Definitions.’
Executive Team
William Trimble III, CEO Michael Ibe, EVP
Darrell Crate, Executive Chairman F. Joseph Moravec, EVP
Alison Bernard, CFO Ronald Kendall, SVP
Board of Directors
William Binnie Michael Ibe
Darrell Crate James Mead
Cynthia Fisher William Trimble III
Emil Henry Jr.
Information Requests
Please contact ir@easterlyreit.com
or 202-971-9867 to request an
Investor Relations package
Raymond James & Associates
Bill Crow / Paul Puryear
RBC Capital Markets
Michael Carroll
440-715-2649
727-567-2594 / 727-567-2253

Executive Summary
(Q1 2015)
(1) Based on performance of Easterly Government Properties from IPO on February 11, 2015 to March 31, 2015.
Earnings
(1)
Q1 2015
$ 794
per diluted share $ 0.02
Funds from Operations $ 5,694
per diluted share $ 0.14
Cash Available for Distribution $ 4,774
per diluted share $ 0.12
Liquidity
Cash and cash equivalents 11,922
Total cash and cash equivalents $ 11,922
Revolving credit facilities
Gross potential available under current credit facilities 400,000 less: Outstanding balance (30,917)
Net potential available under current credit facilities $ 369,083
Market Capitalization 3/31/15
High closing price of common shares during period $ 16.50
Low closing price of common shares during period $ 15.46
End of period closing market price $ 16.05
Total equity market capitalization (end of period)
Basic common shares 24,141,712
Unvested restricted shares 26,667
Other partnership units outstanding 15,530,939
Fully diluted common shares (end of period) 39,699,318
Value of common stock (fully diluted, end of period)
Total equity market capitalization (fully diluted, end of period)
Consolidated debt (excluding unamortized premiums & discounts) 100,284
Cash on hand
Enterprise Value
Net debt to Enterprise Value 12.2%
Net debt to total equity market capitalization (fully diluted, end of period) 13.9%
Ratio of net debt to annualized quarterly EBITDA 1.9x
Weighted average interest rate 3.3%
Weighted average maturity 11.4 years
Interest coverage ratio 10.7x
Fixed charge coverage ratio 6.9x
$
$
$
(11,922)
637,174
637,174
725,537
Net income

Highlights
(Unaudited Q1 2015)
EASTERLY GOVERNMENT PROPERTIES REPORTS FIRST
QUARTER 2015 RESULTS
WASHINGTON, D.C. – May 11, 2015 – Easterly Government
Properties, Inc. (NYSE: DEA) (the “Company” or “Easterly”), a fully integrated real estate investment trust (“REIT”) focused primarily on the acquisition, development and management of Class A
commercial properties leased to U.S. Government agencies, today announced its results for the quarter ended March 31, 2015.  The
Company commenced its operations on February 11, 2015 upon
completion of its initial public offering (“IPO”) and related formation transactions. The financial results for the first quarter of 2015 represent the Company’s financial results for the 49-day period from February 11, 2015 to March 31, 2015.
Highlights for Period Ended March 31, 2015:
• Executed purchase and sale agreement to acquire the
Department of Energy (“DOE”) building in Lakewood, Colorado
for $20.3 million, which subsequently closed on April 1, 2015
• Delivered Funds From Operations of $5.7 million or $0.14 per share for the period from February 11 to March 31, 2015, or
$0.26 per share on a pro forma basis for a full calendar quarter
• First quarter’s Cash Available for Distribution was $4.8 million, or $0.12 per share, or $0.22 per share on a pro forma basis for a full calendar quarter
• Raised $297.1 million in net proceeds in the IPO and
concurrent private placement
• Repaid $269.8 million in principal amount of property-level debt at the time of the IPO and transformed to a largely unsecured debt profile by entering into a $400 million unsecured revolving credit facility with a $250 million accordion feature
• Portfolio occupancy remained 100%
"We are very pleased with Easterly’s results for the quarter, and our inaugural quarterly results highlight the stability of our business model,” said William C. Trimble III, President and Chief Executive
Officer.  “With occupancy at 100%, long-term leases with a
weighted average term of 7.4 years and with a significant
unsecured debt capacity, we believe that Easterly is well
positioned for growth as we evaluate opportunities in our
acquisition and development pipeline.”
Financial Results for the Period from February 11, 2015 to
March 31, 2015
Net income was $0.8 million, or $0.02 per diluted share, for the period from February 11, 2015 to March 31, 2015.
Funds From Operations (“FFO”) were $5.7 million, or $0.14 per diluted share, for the period from February 11, 2015 to March 31,
2015.
Cash Available for Distribution (“CAD”) was $4.8 million, or $0.12 per diluted share, for the period from February 11 to March 31,
2015.
Given that the first quarter results referenced above do not reflect a full quarter of operations for Easterly, results for subsequent periods are expected to provide more meaningful insight into the financial and operational activities of the Company. The results in the quarter also reflect significant expenses related to the IPO and related formation transactions as well as the repayment of debt that are non-recurring.
Darrell Crate, Chairman of the Board commented, “Easterly is the only internally managed public REIT that focuses primarily on U.S.
Government leased real estate. Approximately 96% of our income comes directly from U.S. Government tenants.  We are pleased with both our portfolio performance and our pipeline of acquisition opportunities.”
Portfolio Operations
As of March 31, 2015, the Company wholly owned 29 properties in the United States encompassing approximately 2.1 million square feet in the aggregate, including 26 properties that were leased primarily to U.S. Government tenant agencies and three properties that were entirely leased to private tenants. The portfolio has an average age of 10.4 years, is 100% occupied and had a weighted average lease term of 7.4 years at March 31, 2015.  With just seven percent of the leases, by annualized lease income, rolling through the end of 2017, Easterly expects to continue to provide a highly visible and stable cash-flow stream.
Acquisitions
As previously announced, Easterly acquired the DOE building in
Colorado on April 1, 2015 for $20.3 million, its first acquisition since its IPO.  The 115,650-square foot building serves as the headquarters for the DOE’s Western Area Power Administration
(“WAPA”) and represents the Company’s second asset in
Lakewood, Colorado, a major federal agency center in the Rocky
Mountain region.  Built in 1999, the Lakewood building is a Class A facility leased to the General Services Administration (“GSA”) on behalf of the DOE until 2029. The building is 100% occupied by
WAPA and provides engineering, accounting, human resources,
legal and training support to four regional offices that operate and maintain the DOE’s Western Transmission System which covers a
1.3 million square mile service area.
Following the acquisition, the Company’s portfolio occupancy continued to be 100% leased and the weighted average lease term was increased to 7.7 years.  This acquisition is demonstrative of
Easterly’s core strategy of investing in mission critical properties occupied by essential functions of the U.S. Government.
Capital Markets Activities
Easterly completed its IPO on February 11, 2015 by issuing 13.8 million shares of its common stock, including the full underwriters’
overallotment option, at an initial public offering price of $15.00 per share raising gross proceeds of $207.0 million and net proceeds of
$191.6 million after deducting underwriting fees and offering expenses.  Concurrently with the IPO, Easterly received net
proceeds of $105.5 million in a private placement.
In conjunction with the offering, the Company completed the
following formation transactions:
• Acquired 29 properties from its predecessor entity and Western
Devcon
• Retired $269.8 million of property-level debt associated with the
29 acquired properties
• Entered into a $400 million unsecured revolving credit facility with a $250 million accordion feature
• As of March 31, 2015, the credit facility had available capacity of $369.1 million
Balance Sheet
Easterly has ample balance sheet capacity to pursue and fund its growth plan.  As of March 31, 2015, the Company had total
Highlights
(Unaudited Q1 2015)

indebtedness of $100.3 million comprised of $30.9 million on its credit facility and $69.4 million of mortgage debt (excluding unamortized premiums and discounts). At March 31, 2015,
Easterly had a net debt to total enterprise value of 12.2% and a net debt to EBITDA ratio of 1.9x. Easterly’s outstanding debt has a weighted average maturity of 11.4 years and a weighted average interest rate of 3.3%.  After consideration for the recent acquisition of the DOE building for $20.3 million, which was financed on
Easterly’s revolving line of credit, the Company maintains roughly
$369.1 million of remaining capacity on its revolver before
consideration for its $250 million accordion feature.
Dividend
On May 6, 2015, the Board of Directors of Easterly declared a dividend for the first quarter of 2015 in the amount of $0.11 per common share and per common  unit of  Easterly Government
Properties LP, our operating partnership, outstanding to
stockholders and common unit holders of record as of the close of business on May 18, 2015.  Such dividends are to be paid on June
3, 2015. This dividend has been prorated to reflect the 49 days that the Company was public during the first quarter.
Outlook for 2015
Based on management's expectations, the Company is introducing its financial guidance based on the period from February 11, 2015 to December 31, 2015 as follows:
High Low
Earnings per diluted share
allocated to common shareholders $0.14 $0.10
Plus: real estate depreciation and
Amortization $0.81 $0.81
FFO per diluted share $0.95 $0.91
The guidance provided does not contemplate dispositions,
acquisitions or additional capital markets activities but reflects the recently completed acquisition of the DOE building. This guidance is forward-looking and reflect management's view of current and future market conditions. The Company's actual results may differ materially from this guidance.
Non-GAAP Supplemental Financial Measures
Highlights
(Unaudited Q1 2015)
FFO is a supplemental measure of our performance. We present
FFO calculated in accordance with the current NAREIT definition.
In addition, we present FFO, as Adjusted for certain other
adjustments that we believe enhance the comparability of our
FFO across periods and to the FFO reported by other publicly traded REITs. FFO is a supplemental performance measure that is commonly used in the real estate industry to assist investors and analysts in comparing results of REITs.
FFO is generally defined by NAREIT as net income (loss),
calculated in accordance with GAAP, excluding gains or losses from sales of property, and adding back real estate depreciation.
We present FFO because we consider it an important supplemental

Highlights
(Unaudited Q1 2015)
Conference Call Information
The Company will host a webcast and conference call at 11:00
a.m. Eastern Standard Time on May 11, 2015 to review the first quarter
2015 performance, discuss recent events and conduct a question-and-
answer session. The number to call is 1-877-705-6003 (domestic) and 1-
201-493-6725 (international). A live webcast will be available in the
Investor Relations section of the Company’s website.  A replay of the conference call will be available through May 25, 2015 by dialing 1-877-
870-5176 (domestic) and 1-858-384-5517 (international) and entering the passcode 13608039.  Please note that the full text of the press release and supplemental schedules are available through the Company’s website at ir.easterlyreit.com.
About Easterly Government Properties, Inc.
Based in Washington, D.C., Easterly Government Properties, Inc.
(NYSE:DEA) focuses primarily on the acquisition, development and management of Class A commercial properties that are leased to the U.S.
Government. Easterly Government Properties’ experienced management team brings specialized insight into the strategy and needs of mission-
critical U.S. Government agencies for properties leased through the U.S.
General Services Administration (GSA). For further information on the company and its properties, please visit www.easterlyreit.com.
We adjust FFO to present FFO, as Adjusted as an alternative measure of our operating performance, which, excludes acquisition costs, formation expenses, the impact of straight-line rent, above-/below-market leases, non-
cash interest expenses and non-cash compensation. In future periods, we may also exclude other items from FFO, as Adjusted that we believe may help investors compare our results.
CAD is a supplemental measure that is not intended as an alternative to cash flow from operating activities as determined under GAAP. We calculate CAD in accordance with the current NAREIT definition as FFO minus normalized recurring real estate-related expenditures and other non-
cash items and nonrecurring expenditures. We present CAD with respect to liquidity because we believe it provides useful information regarding our ability to generate cash and to distribute dividends to our stockholders. We believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present CAD when reporting results.
Cash NOI is a supplemental measure which excludes from NOI straight line rent adjustments, depreciation and amortization and above and below market leases. We present Cash NOI because we believe it provides a useful measure of the operating performance of our assets as it excludes certain items that are not associated with management of the properties. Additionally, we believe that Cash NOI is a widely accepted measure of comparative operating performance in the evaluation of REITs.
FFO, FFO, as Adjusted, CAD and Cash NOI are presented as supplemental financial measures and do not fully represent our operating performance.
Other REITs may use different methodologies for calculating FFO,
FFO, as Adjusted, CAD and Cash NOI or use other definitions of FFO,
FFO, as Adjusted, CAD and Cash NOI and, accordingly, our presentation of these measures may not be comparable to other REITs. None of FFO, FFO, as Adjusted, CAD or Cash NOI is intended to be a measure of cash flow or liquidity. Please refer to our financial statements, prepared in accordance with
GAAP, for purposes of evaluating our financial condition, results of operations and cash flows. Please refer to our financial statements, prepared in accordance with GAAP, for purposes of evaluating our financial condition, results of operations and cash flows.
measure of our operating performance, and we believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting results.

Income Statement
(Unaudited, in thousands, except share and per share data)
Note: Initial Public Offering closing date was February 11, 2015.
Three months
ended 3/31/15
Less:
Predecessor
1/1/15 - 2/10/15
Less: One time
charges related to
offering
Easterly
Government
Properties Inc.
2/11/15 - 3/31/15
Pro Forma
Full
Quarter
Revenue
Rental income 9,304 - $                   - $                          9,304 $                   17,090 $
Tenant reimbursements 776 - - 776 1,426
Other income 11 - - 11 20
Total revenues 10,091 $                - $                   - $                          10,091 $                 18,536 $
Operating Expenses
Property operating 1,730 - - 1,730 3,178
Real estate taxes 959 - - 959 1,762
Depreciation and amortization 4,900 - - 4,900 9,001
Acquistion costs 1,440 - 1,387 53 98
Formation expenses 1,594 - 1,594 - -
Corporate general and administrative 1,572 384 233 955 1,754
Fund general and administrative 75 75 - - -
Total expenses 12,270 459 3,214 8,597 15,793
Operating (loss) income (2,179) (459) (3,214) 1,494 2,743
Other expenses
Interest expense (700) - - (700) (1,287)
Net unrealized (loss) on investments (5,122) (5,122) - - -
Net (loss) income (8,001) (5,581) (3,214) 794 1,456
Non-controlling interest in operating partnership (5,116) (4,169) (1,258) 311 570
Net (loss) income available to common stockholders (2,885) $                 (1,412) $             (1,956) $                     483 $                   886 $
Net Income per share:
Fully diluted shares 0.02 $                     0.04 $
Weighted- average common shares outstanding
Basic common shares 24,141,712 24,141,712
Weighted- average shares outstanding
Fully diluted shares 39,699,318 39,699,318
Weighted-average shares outstanding, basic and diluted
Net (loss) per share availabe to common stockholders, basic and diluted
(0.22) $
13,144,277 $

Balance Sheet
(Unaudited, in thousands)
March 31, 2015
Assets
Real estate properties, net $                         627,608
Cash and cash equivalents 11,922
Restricted cash 1,585
Deposits on acquisitions 20,167
Rents receivable 5,337
Accounts receivable 3,228
Deferred financing, net 3,281
Intangible assets, net 105,856
Prepaid expenses and other assets 1,148
Total assets $                         780,132
Liabilities
Revolving credit facility 30,917
Mortgage notes payable 69,981
Intangible liabilities, net 35,841
Accounts payable and accrued liabilities 5,979
Total Liabilities 142,718
Equity
Common stock, par value $0.01, 200,000 shares authorized,
24,168,379 shares issued and outstanding 241
Additional paid-in capital 390,786
Retained (deficit) (2,885)
Non-controlling interest in operating partnership 249,272
Total equity 637,414
Total liabilities and equity $                         780,132

Cash Net Operating Income
(Unaudited, in thousands)
2/11/15 - 3/31/15 Full  Quarter
Revenue
Rental income 9,304 $                   17,090 $
Tenant reimbursements 776 1,426
Other income 11 20
Total revenues 10,091 $                 18,536 $
Operating Expenses
Property operating 1,730 3,178
Real estate taxes 959 1,762
Depreciation and amortization 4,900 9,001
Total expenses 7,589 13,941
Net Operating Income 2,502 4,595
Adjustments to Net Operating Income:
Depreciation and amortization 4,900 9,001
Straight-line rent (36) (66)
Above-/below-market leases (676) (1,241)
Cash Net Operating Income 6,690 $                   12,289 $
Pro Forma

EBITDA, FFO and CAD
(Unaudited, in thousands, except share and per share data)
Three months
ended 3/31/15
Less:
Predecessor
1/1/15 – 2/10/15
Less: One time
charges related to
offering
Easterly
Government
Properties Inc.
2/11/15 – 3/31/15
Pro Forma
Full Quarter
Net (loss) income $                 (8,001) $              (5,581) $                      (3,214) $                      794 $            1,456
Depreciation and amortization 4,900 - - 4,900 9,001
Interest Expense 700 - - 700 1,287
EBITDA (2,401) (5,581) (3,214) 6,394 11,744
Net (loss) income $                 (8,001) $              (5,581) $                      (3,214) $                      794 $            1,456
Depreciation and amortization 4,900 - - 4,900 9,001
Net unrealized (loss) on investments 5,122 5,122 - - -
Funds From Operations $                   2,021 $                  (459) $                      (3,214) $                   5,694 $          10,457
Adjustments to FFO:
Acquisition costs 1,440 - 1,387 53 98
Formation expenses 1,594 - 1,594 - -
Straight-line rent (36) - - (36) (66)
Above-/below-market leases (676) - - (676) (1,241)
Non-cash interest expense (1) 104 - - 104 190
Non-cash compensation 55 - - 55 101
Funds from Operations, as Adjusted $                   4,502 $                  (459) $                         (233) $                   5,194 $            9,538
FFO, per share - fully diluted $                     0.14 $              0.26
FFO, as Adjusted per share - fully diluted $                     0.13 $              0.24
Funds from Operations, as Adjusted $                   4,502 $                  (459) $                         (233) $                   5,194 $            9,538
Acquisition costs (1,440) - (1,387) (53) (98)
Principal amortization (334) - - (334) (614)
Maintenance CapEx (33) - - (33) (61)
Cash available for distribution (CAD) $                   2,695 $                  (459) $                      (1,620) $                   4,774 $            8,766
CAD per share - fully diluted $                     0.12 $              0.22
(1) Includes the amortization of deferred financing fees and premiums / discounts on mortgage debt.

Debt Schedules
(unaudited, in thousands)
(1) Credit facility has available capacity of $369,083.
Debt Instrutment Maturity Date Stated Rate
3/31/15
Balance
3/31/15 Percent of
Total Indebtedness
Unsecured revolving credit facility
Unsecured revolving credit Facility* 11-Feb-19 LIBOR + 1.40% 30,917 30.8%
Total unsecured revolving credit facility
3.9
30,917 30.8%
(wtd-avg maturity)
Secured mortgage debt
CBP - Savannah 10-Jul-33 3.40% 16,070 16.0%
USFS II - Albuquerque 14-Jul-26 4.46% 17,500 17.5%
ICE - Charleston 15-Jan-27 4.21% 22,767 22.7%
MEPCOM - Jacksonville 14-Oct-25 4.41% 13,030 13.0%
Total secured mortgage debt
12.7 4.12%
69,367 69.2%
(wtd-avg maturity) (wtd-avg rate)
Debt Statistics 3/31/15
Fixed Rate Debt 69,367
Variable rate debt - unhedged 30,917
Total debt (excluding unamortized premiums & discounts) 100,284
% Fixed rate debt 69.2%
% Variable rate debt - unhedged 30.8%
Total debt (excluding premiums & discounts) 100.0%

Easterly Government Properties Inc.

Dollars in thousands

Debt Maturities
(unaudited, in thousands)
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
$40,000
2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033
Scheduled Amortization Balloon Payments Credit Facility
Unsecured Debt
Maturity Schedule
by Year
Scheduled
Amortization Balloon Payments Credit Facility Total
Percent of Debt
Maturing
Weighted Average Interest
Rate of Maturing Debt
2015
1,828 - - 1,828 1.8%
4.1%
2016 2,857 - - 2,857 2.8% 4.1%
2017 2,977 - - 2,977 3.0% 4.1%
2018 3,100 - - 3,100 3.1% 4.1%
2019 3,229 - 30,917 34,146 34.0% 1.8%
2020 3,395 - - 3,395 3.4% 4.1%
2021 4,054 - - 4,054 4.0% 4.2%
2022 5,109 - - 5,109 5.1% 4.2%
2023 5,388 - - 5,388 5.4% 4.2%
2024 5,679 - - 5,679 5.7% 4.2%
2025 5,633 1,917 - 7,550 7.6% 4.3%
2026 3,687 6,368 - 10,055 10.0% 4.3%
2027 1,093 7,140 - 8,233 8.2% 4.1%
2028 983 - - 983 1.0% 3.4%
2029 1,016 - - 1,016 1.0% 3.4%
2030 1,049 - - 1,049 1.0% 3.4%
2031 1,081 - - 1,081 1.1% 3.4%
2032 1,116 - - 1,116 1.1% 3.4%
2033
668 - - 668 0.7%
3.4%
Total 53,942 15,425 30,917 100,284 100.0%
Secured Debt

Property Overview
Property Name Location Property Type
Tenant Lease
Expiration Year
Year Built /
Renovated
Rentable
Square Feet
Annualized
Lease
Income
Percentage
of Total
Annualized
Lease Income
Annualized
Lease Income
per Leased
Square Foot
U.S Government Leased
IRS - Fresno Fresno, CA Office 2018 2003 180,481  $7,302,256  10.7% $40.46
PTO - Arlington Arlington, VA Office 2019 / 2020 2009 189,871  6,459,956  9.4% 34.02
FBI - San Antonio San Antonio, TX Office 2021 2007 148,584  4,916,736  7.2% 33.09
FBI - Omaha Omaha, NE Office 2024 2009 112,196  4,713,631  6.9% 42.01
ICE - Charleston North Charleston, SC Office 2019 / 2027 1994 / 2012 86,733  3,533,254  5.2% 40.74
DOT - Lakewood Lakewood, CO Office 2024 2004 122,225  3,408,317  5.0% 27.89
AOC - El Centro El Centro, CA Courthouse/Office 2019 2004 46,813  3,037,113  4.4% 64.88
DEA - Vista Vista, CA Laboratory 2020 2002 54,119  2,752,688  4.0% 50.86
USFS II - Albuquerque Albuquerque, NM Office 2026 2011 98,720  2,683,241  3.9% 27.18
USFS I - Albuquerque Albuquerque, NM Office 2021 2006 92,455  2,585,443  3.8% 27.96
AOC - Del Rio Del Rio, TX Courthouse/Office 2024 1992 / 2004 89,880  2,548,061  3.7% 28.35
MEPCOM - Jacksonville Jacksonville, FL Office 2025 2010 30,000  2,174,241  3.2% 72.47
FBI - Little Rock Little Rock, AR Office 2021 2001 101,977  2,135,642  3.1% 20.94
CBP - Savannah Savannah, GA Laboratory 2033 2013 35,000  2,108,796  3.1% 60.25
DEA - Santa Ana Santa Ana, CA Office 2024 2004 39,905  2,095,058  3.0% 52.50
DEA - Dallas Dallas, TX Office 2021 2001 71,827  1,776,508  2.6% 24.73
CBP - Chula Vista Chula Vista,CA Office 2018 1998 59,397  1,776,501  2.6% 29.91
DEA - North Highlands Sacramento, CA Office 2017 2002 37,975  1,710,652  2.5% 45.05
CBP - Sunburst Sunburst, MT Office 2028 2008 33,000  1,568,287  2.3% 47.52
USCG - Martinsburg Martinsburg, WV Office 2027 2007 59,547  1,565,333  2.3% 26.29
DEA - Albany Albany, NY Office 2025 2004 31,976  1,353,477  2.0% 42.33
DEA - Riverside Riverside, CA Office 2017 1997 34,354  1,273,436  1.8% 37.07
DEA - Otay San Diego, CA Office 2017 1997 32,560  1,264,313  1.8% 38.83
SSA - Mission Viejo Mission Viejo, CA Office 2020 2005 11,590  529,257  0.8% 45.66
SSA - San Diego San Diego, CA Office 2015 2003 11,743  441,348  0.6% 37.58
DEA - San Diego San Diego, CA Warehouse 2016 1999 16,100  394,240  0.6% 24.49
Subtotal 1,829,028  $66,107,785  96.5% $36.14
Privately Leased
2650 SW 145th Avenue - Parbel of Fl Miramar, FL Warehouse/Distribution 2022 2007 81,721  1,473,430  2.1% 18.03
5998 Osceola Court - United Technol Midland, GA Manufacturing/Warehouse 2023 2014 105,641  545,015  0.8% 5.16
501 East Hunter Street - Lummus Co Lubbock, TX Warehouse/Distribution 2028 2013 70,078  400,380  0.6% 5.71
Subtotal 257,440  $2,418,825  3.5% $9.40
Total / Weighted Average 2,086,468  $68,526,610  100.0% $32.84

Tenants
Tenant
U.S. Government Tenants
Drug Enforcement Agency 8 8 5.3 313,003 15.0% $12,394,651 18.1%
Federal Bureau of Investigation 3 3 7.3 362,757 17.4% 11,766,009 17.2%
Internal Revenue Service 1 1 3.7 180,481 8.6% 7,302,256 10.6%
U.S. Patent and Trademark Office 1 2 4.1 189,871 9.1% 6,459,956 9.4%
Administrative Office of the United States Courts 2 2 7.4 136,693 6.5% 5,585,173 8.1%
Bureau of Customs and Border Protection 3 3 10.0 127,397 6.1% 5,453,584 8.0%
United States Forest Service 2 2 8.9 191,175 9.2% 5,268,685 7.7%
Department of Transportation 1 1 9.2 122,225 5.9% 3,408,318 5.0%
U.S. Immigration and Customs Enforcement 1 1 11.1 70,937 3.4% 3,303,769 4.8%
United States Military Entrance Processing Command 1 1 10.5 30,000 1.4% 2,174,241 3.2%
United States Coast Guard 1 1 12.7 59,547 2.9% 1,565,333 2.3%
Social Security Administration 2 2 3.2 23,333 1.1% 970,605 1.4%
Subtotal 26 27 7.1 1,807,419 86.6% $65,652,580 95.8%
Private Tenants
Parbel of Florida 1 1 7.7 81,721 3.9% $1,473,430 2.1%
United Tech / P&W - Midland 1 1 8.8 105,641 5.1% $545,015 0.8%
LifePoint 0 1 4.5 21,609 1.0% $455,205 0.7%
Lummus Corporation 1 1 13.3 70,078 3.4% $400,380 0.6%
Subtotal 3 4 9.3 279,049 13.4% $2,874,030 4.2%
Total / Weighted Average 29 31 7.4 2,086,468 100% $68,526,610 100.0%
Number of
Properties
Number
of Leases
Weighted
Average
Remaining
Lease Term
Leased
Square Feet
Percentage
of Leased
Square Feet
Annualized
Lease Income
Percentage
of Total
Annualized
Lease Income

Lease Expirations
Year of Lease
Expiration
Number
of
Leases
Expiring
Square
Footage of
Leases
Expiring
Percent of
Portfolio
Square
Footage of
Leases  Expiring
Annualized
Lease Income
Percentage
of Total
Annualized
Lease
Income
Annualized
Lease Income
per Leased
Square Foot
Annualized
Lease Income
per Leased
Square Foot at
Expiration
Available 0 N/A N/A N/A N/A N/A N/A
Signed leases not commenced 0 N/A N/A N/A N/A N/A N/A
2015 1 11,743 0.6% 441,348 0.7% 37.58 37.58
2016 1 16,100 0.8% 394,239 0.6% 24.49 24.49
2017 3 104,889 5.0% 4,248,401 6.2% 40.50 40.50
2018 2 239,878 11.5% 9,078,757 13.2% 37.85 37.85
2019 3 236,890 11.3% 9,192,589 13.4% 38.81 38.81
2020 3 87,112 4.2% 4,041,630 5.9% 46.40 45.07
2021 4 414,843 19.9% 11,414,330 16.7% 27.51 28.22
2022 1 81,721 3.9% 1,473,430 2.2% 18.03 20.20
2023 1 105,641 5.0% 545,015 0.8% 5.16 5.26
2024 4 364,206 17.5% 12,765,066 18.6% 35.05 34.08
2025 2 61,976 3.0% 3,527,718 5.1% 56.92 36.44
Thereafter 6 361,469 17.3% 11,404,087 16.6% 31.55 36.44
Total / Weighted Average 31 2,086,468 100.0% $68,526,610 100.0% $32.84 $33.09